SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

CenterState Banks of Florida, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CENTERSTATE BANKS OF FLORIDA, INC.

March 29, 2003

TO THE SHAREHOLDERS OF CENTERSTATE BANKS OF FLORIDA, INC.

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders of CenterState Banks of Florida, Inc. which will be held at the Winter Haven Chamber of Commerce, 2nd Floor Auditorium, 401 Avenue B NW, Winter Haven, Florida 33881, on Tuesday, April 29, 2003 beginning at 10:00 a.m.

     At the Annual Meeting you will be asked to consider and vote upon the reelection of the directors to serve until the next Annual Meeting of Shareholders. Shareholders also will consider and vote upon such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

     We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

Sincerely,

James H. White Chairman of the Board

CENTERSTATE BANKS OF FLORIDA, INC.
7722 STATE ROAD 544 EAST, SUITE 205
WINTER HAVEN, FL 33881

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 29, 2003

     Notice is hereby given that the 2003 Annual Meeting of Shareholders of CenterState Banks of Florida, Inc. (“CenterState”) will be held at Winter Haven Chamber of Commerce, 2nd Floor Auditorium, 401 Avenue B NW, Winter Haven, Florida 33881, on Tuesday, April 29, 2003 beginning at 10:00 a.m. (“2003 Annual Meeting”), for the following purposes:

1.	Elect Directors. To elect directors to serve until the Annual Meeting of Shareholders in 2004.

2.	Other Business. To transact such other or further business as may properly come before the 2003 Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record at the close of business on February 28, 2003 are entitled to notice of and to vote at the 2003 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 2003 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to CenterState in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of CenterState an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 2003 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

March 29, 2003	James H. White Chairman of the Board

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2003 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
OF
CENTERSTATE BANKS OF FLORIDA, INC.
TO BE HELD ON
APRIL 29, 2003

INTRODUCTION

General

     This Proxy Statement is being furnished to the shareholders of CenterState Banks of Florida, Inc. (“CenterState”) in connection with the solicitation of proxies by the Board of Directors of CenterState from holders of the outstanding shares of the $.01 par value common stock of CenterState (“CenterState Common Stock”) for use at the Annual Meeting of Shareholders of CenterState to be held on Tuesday, April 29, 2003, and at any adjournment or postponement thereof (“2003 Annual Meeting”). The 2003 Annual Meeting is being held to elect directors to serve until the Annual Meeting of Shareholders in 2004 and transact such other or further business as may properly come before the 2003 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of CenterState knows of no other business that will be presented for consideration at the 2003 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 29, 2003, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of CenterState on or about March 29, 2003.

     The principal executive offices of CenterState are located at 7722 State Road 544 East, Suite 205, Winter Haven, Florida 33881. The telephone number of CenterState at such offices is (863) 419-0833.

Record Date, Solicitation and Revocability of Proxies

     The Board of Directors of CenterState has fixed the close of business on February 28, 2003, as the record date for the determination of CenterState shareholders entitled to notice of and to vote at the 2003 Annual Meeting. Accordingly, only holders of record of shares of CenterState Common Stock at the close of business on such date will be entitled to vote at the 2003 Annual Meeting. At the close of business on such date, there were 3,362,068 shares of CenterState Common Stock outstanding and entitled to vote held by approximately 1,280 shareholders of record. Holders of CenterState Common Stock are entitled to one vote on each matter considered and voted upon at the 2003 Annual Meeting for each share of CenterState Common Stock held of record at the close of business on February 28, 2003. The affirmative vote of the holders of a plurality of shares of CenterState Common Stock represented and entitled to vote at the 2003 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

     Shares of CenterState Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 2003 Annual Meeting and not revoked, will be voted at the 2003 Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF CENTERSTATE COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF CENTERSTATE OF THE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 2003 ANNUAL MEETING.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 2003 Annual Meeting by either (i) giving written notice of revocation to the Secretary of CenterState, (ii) properly submitting to the Secretary of CenterState a duly executed proxy bearing a later date, or (iii) appearing in person at the 2003 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: CenterState Banks of Florida, Inc., 7722 State Road 544 East, Suite 205, Winter Haven, Florida, Attention: James H. White.

     A copy of the 2002 Annual Report to Shareholders, including financial statements as of and for the years ended December 31, 2002 and 2001, accompanies this Proxy Statement.

ELECTION OF DIRECTORS

General

     The 2003 Annual Meeting is being held to elect directors of CenterState to serve a one- year term of office. Each director of CenterState serves for a term expiring at the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified. Accordingly, the terms of each member of the Board expire at the 2003 Annual Meeting and, therefore, such individuals are standing for reelection to a one-year term expiring at the Annual Meeting of Shareholders in 2004.

     All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

Directors

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF THE NOMINEES LISTED BELOW.

     The following table sets forth the name of each nominee or director continuing in office of CenterState; a description of his position and offices with CenterState other than as a director, if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information including the director’s age and the number of shares of CenterState Common Stock beneficially owned by the director on February 28, 2003. Each of the following individuals is also serving as a director of either First National Bank of Osceola County, Community National Bank of Pasco County, First National Bank of Polk County, or CenterState Bank of Florida, which are wholly-owned subsidiaries of CenterState. For information concerning membership on committees of the Board of Directors, see “ELECTION OF DIRECTORS — Information About the Board of Directors and Its Committees.”

		Amount, Percentage
		and Nature of
		Beneficial
Nominee, Year First Elected		Ownership of
a Director, Age and address	Information About Nominee or	CenterState
of 5% Shareholder	Director Continuing in Office	Common Stock (a)

James H. White, 77	Chairman of the Board of	186,433 (b)
3 Spencer Shores	CenterState; Chairman of the Board	5.45%
Haines City, FL 33844	of CenterState Bank of Florida;
1999	Director of First National Bank of
	Osceola County, Community National
	Bank of Pasco County and First
	National Bank of Polk County
G. Robert Blanchard, Sr., 76	Investor	5,454 (c)
1999		0.16%

Amount, Percentage
and Nature of
Beneficial
Nominee, Year First Elected		Ownership of
a Director, Age and address	Information About Nominee or	CenterState
of 5% Shareholder	Director Continuing in Office	Common Stock (a)

James H. Bingham, 54	President of Concire Centers, Inc	51,022	(d)
1999	(commercial real estate company)	1.49%
Terry W. Donley, 55	President of Donley Citrus, Inc	43.979	(e)
1999	(citrus harvesting and production)	1.29%
	Self-employed, farming
Bryan W. Judge, 75	(1994-present); Chief Executive	34,109	(f)
1999	Officer of Judge Farms (1965-1994)	1.00%
Samuel L. Lupfer, IV, 47	President of Lupfer-Frakes, Inc	21,761	(g)
1999	(insurance)	0.64%
Lawrence W. Maxwell, 59	Chairman, Century Realty Funds, Inc	224,240	(h)
2002		6.56%
Mountain Lake Route 17 Lake Wales, FL 33853
Thomas E. Oakley, 60	President, Oakley Groves, Inc	40,289	(i)
2002		1.18%
Ernest S. Pinner, 55	Chairman of First National Bank of	31,127	(j)
2002	Osceola County, First National Bank	0.91%
	of Polk County and Community
	National Bank of Pasco County (2002
	to present); Chief Executive
	Officer and President (2002 to
	present) and Executive Vice
	President (2000 to 2002) of
	CenterState; President and Chief
	Executive Officer of CenterState
	Bank of Florida (2000 to present);
	Area President and Senior Vice
	President of First Union National
	Bank (1986 to 2000)
J. Thomas Rocker, 61	Investor	27,390	(k)
1999		0.80%

(a)	Information relating to beneficial ownership of CenterState Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of CenterState Common Stock set forth opposite their names.

(b)	Consists of 69,910 shares held by his spouse, 30,161 shares held jointly with his spouse, 60,914 shares held as trustee, 14,766 shares held by his IRA, and presently exercisable options for 10,682 shares.

(c)	Includes 404 shares owned individually, and 5,050 shares held as trustee.

(d)	Includes 22,472 shares held as trustee, 808 shares held jointly with his spouse, 202 shares held by his spouse, 1,269 shares held by a company he controls, 120 held by a dependent child and 26,151 shares held individually.

(e)	Includes 1,593 shares held by his dependent child, 35,682 shares owned individually, and presently exercisable options for 6,704 shares.

(f)	Includes 400 shares owned individually and 33,709 shares held jointly with his spouse.

(g)	Includes 1,410 shares owned individually, 20,331 held jointly with spouse and 20 shares owned by a dependent child.

(h)	Includes 217,536 shares owned jointly with spouse and presently exercisable options for 6,704 shares.

(i)	Includes 1,343 shares owned individually, 32,242 shares held jointly with spouse and presently exercisable options for 6,704 shares.

(j)	Includes 5,787 shares owned individually and presently exercisable options for 25,340 shares.

(k)	Includes 14,137 shares owned individually, 4,050 shares held jointly with his spouse and 9,203 shares owned by his spouse.

Information About the Board of Directors and Its Committees

     The Board of Directors of CenterState held 11 meetings during the year ended December 31, 2002. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. CenterState’s Board of Directors presently has four committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2002 follows:

     The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 2002.

     The Compensation Committee is responsible for establishing appropriate levels of compensation and benefits. The current members of this committee consist of Messrs. Maxwell (Chairman), Blanchard, Judge and Rocker. The committee held two meetings during 2002.

     The Loan Committee is responsible for reviewing and approving credit requests in excess of certain limits established for the respective Boards of Directors of the Banks. The current members of this committee consist of Messrs. Bingham, Donley, Judge, Lupfer, Maxwell and Pinner. The committee held 10 meetings during 2002.

     For information regarding CenterState’s Audit Committee, see “Audit Committee Report.”

     Directors of CenterState and the Banks receive $300 for each board meeting, $200 for each committee meeting not held on a board day ($100 if held on a board day), and $50 for each telephonic committee meeting.

Executive Officers

     The following lists the executive officers of CenterState, all positions held by them in CenterState, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows CenterState’s annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

Executive Officers	Information About Executive Officers

James H. White, 77	Chairman of Board of CenterState; Chairman of the Board of CenterState Bank of Florida; Director of First National Bank of Osceola County, Community National Bank of Pasco County and First National Bank of Polk County.

G. Robert Blanchard, Sr., 76	Vice Chairman of the Board of CenterState; Chairman of The Bank of Tampa (1991 to 1999)

Ernest S. Pinner, 55	Chairman of First National Bank of Osceola County, Community National Bank of Pasco County and First National Bank of Polk County (2002 to present); Chief Executive Officer and President (2002 to present) and Executive Vice President (2000 to 2001) of CenterState; President and Chief Executive Officer of CenterState Bank of Florida (2000 to present); Area President and Senior Vice President of First Union National Bank (1986 to 2000)

George H. Carefoot, 59	Treasurer of CenterState; President and Chief Executive of First National Bank of Polk County

James J. Antal, 51	Senior Vice President, Chief Financial Officer and Secretary of CenterState (November 1999 to present); self-employed certified public accountant (November 1998 to November 1999); Senior Vice President, Chief Financial Officer and Treasurer of Trumbull Savings and Loan Company (August 1992 to November 1998)

Management and Principal Stock Ownership

     As of February 28, 2003, based on available information, all directors and executive officers of CenterState as a group (12 persons) beneficially owned 651,560 shares of CenterState Common Stock which constituted 19% of the number of shares outstanding at that date. To the knowledge of CenterState, the only shareholders who owned more than 5% of the outstanding shares of CenterState Common Stock on February 28, 2003 were Chairman James H. White and Director Lawrence W. Maxwell.

Executive Compensation and Benefits

     The following table sets forth all cash compensation for CenterState’s Chief Executive Officer and its Senior Vice President, Chief Financial Officer and Corporate Secretary for services to CenterState and the Banks in 2002.

SUMMARY COMPENSATION TABLE

								Long Term Compensation

	Annual Compensation					Awards		Payouts
Name
and				Other		Restricted
Principal				Annual		Stock	Options/	LTIP	All Other
Position	Year	Salary	Bonus	Compensation		Award(s)	SARs	Payouts	Compensation

Ernest S. Pinner	2002	$51,000	$3,800	$531	(1)	-0-	-0-	-0-	$-0-
Chief Executive Officer
James J. Antal	2002	$104,000	$2,968	$2,427	(1)	-0-	-0-	-0-	$3,396	(2)
Senior Vice President,	2001	$94,000	$10,620	$5,223	(1)	-0-	-0-	-0-	$4,296	(2)
Chief Financial Officer	2000	$90,000	$10,000	$1,800	(1)	-0-	-0-	-0-	$-0-
and Corporate Secretary

(1)	Represents 401(k) employer contribution.

(2)	Represents country club dues paid by CenterState.

     Stock Option Plan. Prior to the July 1, 2000 formation of CenterState, each of its subsidiary banks had its own separate employee stock option plan. At July 1, 2000, the outstanding options under these plans were converted to CenterState options at each bank’s respective exchange ratio. At December 31, 2002, there were 28,649 such options remaining, with an average exercise price of $8.48 per share. These options have a weighted average remaining life of approximately 2.6 years, with the last options terminating in 2008.

     CenterState adopted a new stock option plan in connection with its formation which authorizes the issuance of options for 365,000 shares. At December 31, 2002, options for an aggregate of 124,870 shares of CenterState Common Stock were outstanding. The weighted average exercise price of these options is $13.31 per share. These options have a weighted remaining life of approximately nine years, with the last options terminating in 2012.

     In the acquisition of CenterState Bank, the Company issued options for 71,138 shares of common stock on December 31, 2002 in exchange for CenterState Bank stock options outstanding. All of these options vested immediately upon the closing. The exercise price is $14.92 per share. These options have a weighted average remaining life of approximately 7.5 years, with the last options terminating in 2011.

     The following table provides information on option grants in 2002 to each of the name executive officers.

Individual Grants

	Number of	% of Total Options
	Securities	Granted to
	Underlying Options	Employees in Fiscal	Exercise Price
Name	Granted(1)	Year	($/Share)	Expiration Date (2)

Ernest S. Pinner	16,090	20%	$14.92	June 20, 2010

(1)	The options were issued on December 31, 2002 in exchange for CenterState Bank stock options outstanding at the closing of the acquisition.

(2)	Options must be exercised within 10 years after the date of grant subject to earlier termination as provided in the stock option plan. The following table provides information on the values of each named executive officer’s unexercised options at December 31, 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
Option/SAR Values

Number of
			Securities	Value of
			Underlying	Unexercised
			Unexercised	in-the-Money
	Shares		Options/SARs	Options/SARs
	Acquired		at FY-End (#)	at FY-End($)
	on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable

Ernest S. Pinner	—	—	24,090/8,000	$131,067/$54,800
James J. Antal	—	—	5,000/5,000	$34,250/$34,250

     The Company has assumed stock options issued by its subsidiary banks that were outstanding as of the time of their acquisition. In addition, the Company has an officers and employees stock option plan. All of the foregoing plans were approved by the respective shareholders of the Bank and the Company. The following sets forth certain information regarding these plans:

EQUITY COMPENSATION PLAN INFORMATION

Number of
securities
	Number of		remaining available
	securities to be		for future issuance
	issued upon	Weighted-average	under equity
	exercise of	exercise price of	compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
	and rights (a)	and rights (b)	in column (a)) (c)

Equity compensation plans approved by security holders	224,657	$13.20	240,130
Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	224,657	$13.20	240,130

     Change in Control Provisions. CenterState has adopted resolutions that provide for payments to its executive officers, as well as the executive officers of its subsidiary banks, if within one year following a change in control (as defined in the resolutions), the employment of the executive is terminated (i) by CenterState or its subsidiary bank for any reason other than cause (as defined) or the death of the executive, or (ii) by the executive for good reason (as defined). In such circumstances, the executive is entitled to receive a lump sum cash amount (subject to applicable payroll and taxes required to be withheld) equal to two times the current annual base salary (in the case of CenterState executive officers and the president and chief executive officers of CenterState’s subsidiary banks) and one times the annual base salary in the case of all other executive officers. The executives also are entitled to the foregoing amounts if the employment is terminated (i) by the executive for good reason (as defined) or (ii) CenterState or its subsidiary bank for any reason other than cause (as defined) or the death of the executive, and the termination occurs after the first anniversary of the change in control. These payments to the executive after the first anniversary of a change in control are reduced by one-sixth for each three months of employment of the executive by CenterState or its subsidiary bank subsequent to such first anniversary of the change in control. In addition to the foregoing payments, the executive is entitled to reimbursement for COBRA health insurance coverage.

Certain Transactions

     The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board is responsible for providing independent, objective oversight and review of CenterState’s accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by CenterState’s policy. The Audit Committee held six meetings in 2002.

     The responsibilities of the Audit Committee include recommending to the Board an auditing firm to serve as CenterState’s independent auditors. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with CenterState’s management, CenterState’s internal audit personnel and the independent auditors regarding the following:

•	the plan for, and the independent auditors’ report on, each audit of CenterState’s financial statements

•	changes in CenterState’s accounting practices, principles, controls or methodologies, or in CenterState’s financial statements, and recent developments in accounting rules

     This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

     The Audit Committee is responsible for recommending to the Board that CenterState’s financial statements be included in CenterState’s annual report. The Committee took a number of steps in making this recommendation for 2002. First, the Audit Committee discussed with CenterState’s independent auditors, those matters the auditors communicated to the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed the auditor’s independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor’s independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed with CenterState management and the auditors, CenterState’s audited financial statements as of, and for the year ended, December 31, 2002. Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that CenterState’s Annual Report on Form 10-K include these financial statements.

Audit Committee

G. Robert Blanchard Thomas E. Oakley J. Thomas Rocker, Chairman

INDEPENDENT AUDITORS

     Pursuant to recent amendments to the securities laws, the Audit Committee of the Board of Directors has the authority to select the independent public accountants to audit the consolidated financial statements of the Company for the current year ending December 31, 2003. KPMG LLP has served as independent auditors for CenterState since 1999. A representative of the accounting firm is expected to be present at the Annual Meeting, where he or she will be available to respond to questions and, if so desired, to make a statement.

Audit Fees

     The aggregate fees billed for professional services by KPMG LLP in connection with the audit of the annual financial statements for the most recent fiscal year, reviews of the financial statements included in CenterState’s quarterly filings with the Securities and Exchange Commission, and review of the Company’s registration statement (in connection with the acquisition of CenterState Bank of Florida) were $99,775.

Other Fees

     The aggregate fees billed for all other professional services by KPMG LLP was $61,185 (for tax related work).

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Proposals of shareholders of CenterState intended to be presented at the 2004 Annual Meeting of Shareholders must be received by CenterState at its principal executive offices on or before December 1, 2003, in order to be included in CenterState’s Proxy Statement and form of proxy relating to the 2004 Annual Meeting of Shareholders.

SECTION 16(a) REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires CenterState’s directors and executive officers and persons who beneficially own more than 10% of CenterState Common Stock, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. To CenterState’s knowledge, based solely upon a review of forms furnished to CenterState or written representations that no other reports were required, CenterState believes that during the year ended December 31, 2002, all Section 16(a) filings applicable to its officers and directors were complied with in a timely fashion with the exception of G. Robert Blanchard who filed a report in January 2003 relating to the sale by him on October 31, 2002 of shares of his company (which also owned shares of CenterState Common Stock).

OTHER INFORMATION

Proxy Solicitation

     The cost of soliciting proxies for the 2003 Annual Meeting will be paid by CenterState. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of CenterState in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of CenterState Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

Miscellaneous

     Management of CenterState does not know of any matters to be brought before the 2003 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 2003 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, CenterState will furnish to such person without charge (other than for exhibits) a copy of CenterState’s Annual Report on Form 10-K for its fiscal year ended December 31, 2002, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to CenterState Banks of Florida, Inc., 7722 State Road 544 East, Suite 205, Winter Haven, FL 33881, Attention: James J. Antal.

CENTERSTATE BANKS OF FLORIDA, INC.
REVOCABLE PROXY
ANNUAL MEETING, APRIL 29, 2003

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 29, 2003.

     The undersigned hereby appoints James H. White, G. Robert Blanchard, Sr., and George H. Carefoot, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of CenterState Banks of Florida, Inc. (“CenterState”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Winter Haven Chamber of Commerce, 2nd Floor Auditorium, 401 Avenue B NW, Winter Haven, Florida 33881, on Tuesday, April 29, 2003, at 10:00 a.m., and at any adjournment thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1. ELECTION OF DIRECTORS

☐ FOR the election of directors of all nominees listed below (except as marked to the contrary below)	or ☐ WITHHOLD AUTHORITY to vote for all nominees listed below

JAMES H. WHITE TERRY W. DONLEY J. THOMAS ROCKER LAWRENCE W. MAXWELL	G. ROBERT BLANCHARD, SR. BRYAN W. JUDGE ERNEST S. PINNER	JAMES H. BINGHAM SAMUEL L. LUPFER IV THOMAS E. OAKLEY

(INSTRUCTION: To withhold authority to vote for any of the above listed nominees, please strike a line through that individual’s name)

PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED

Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

SHARES

DATED: , 2003

Signature

Signature if held jointly

Please print or type your name

☐  Please mark here if you intend to attend the 2003 Annual Meeting of Shareholders.